DEAN WITTER PRECIOUS METALS AND MINERALS TRUST  TWO WORLD TRADE CENTER, NEW
                                                YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996

DEAR SHAREHOLDER:
During the Fund's fiscal year, gold pierced the $400 per ounce price level in January 1996 for the first time since August 1993. It continued to advance to a February peak of $414.70, a level not seen since August 1990. The price then steadily declined, with the exception of a brief rally in August, to a September low of $377.70. This decline was attributed to the possibility that partial funding for a debt relief program for underdeveloped nations may come from gold sales by the International Monetary Fund. However, the proposal was subsequently shelved and, even if approved, such a sale would be unlikely to occur before the second half of 1997 or 1998. The price of gold steadied in October and closed the fiscal year at $378.10.
In the first half of 1996, the gap between natural supply (mine production and scrap) and fabrication demand narrowed. According to the Gold Fields Mineral Service Report, total gold supply outpaced industrial and jewelry demand by 48.3 to 47.9 million troy ounces. For the year, however, demand is expected to marginally exceed supply, 96.3 versus 95.9 million ounces, for the first time since 1993. Next year, the demand/supply balance is expected to improve further -- demand growth exceeding supply growth, 3.6% to 2.3%.
Official bullion sales by central banks are expected to rise by two million ounces to eight million ounces this year and drop back to six million in 1997. Therefore, the surplus available for investment is expected to decline significantly from its 1995 level of 10.7 million ounces to 7.6 million ounces for 1996 and down to 4.3 million ounces in 1997. This projected improvement in the demand/supply balance should provide support for increases in the price of gold in the year ahead.
FUND PERFORMANCE
For the year ended October 31, 1996, Dean Witter Precious Metals and Minerals Trust posted a total return of 15.93 percent, including a long-term capital gain distribution of $.19 per share payable on

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996, CONTINUED

December 29, 1995 to shareholders of record as of December 21, 1995. Over the same period, the Lipper Gold-Oriented Funds Index produced a total return of
18.76 percent and the Standard & Poor's 500 Composite Stock Index (S&P 500) produced a total return of 24.05 percent. The accompanying chart illustrates the performance of a $10,000 investment in the Fund versus the performance of similar hypothetical investments in the Lipper Gold-Oriented Funds Index and the S&P 500.
THE PORTFOLIO
                                                    [GRAPHIC]
Common stock shares of North American
and Australian gold producers held in
the Fund's portfolio reflected the
changes in the price of gold. Gold
stocks in general and the Fund in
particular had strong gains starting in
late October of 1995 into late May of
1996. While bullion price weakness
caused a sell-off in the shares of
precious metal companies going into the
summer and fall, prices seem to have
now stabilized. The Fund has emphasized
companies with growing production and
reserves, and has increased exposure to
exploration companies and smaller
producers, including Getchell Gold
Corp., Crown Resources Corp., Golden
Star Resource Ltd., and Geomaque
Explorations Ltd. Other key holdings
include Barrick Gold Corp., Newmont
Mining Corp., and Placer Dome Inc.
GOING FORWARD
                                                    [GRAPHIC]
The Fund is positioned to benefit from
the expected rise in gold prices as
demand continues to grow, particularly
in the months ahead with the
traditionally strong holiday season
approaching. Moreover, the Fund's
increased exposure to new, emerging
producers may enhance returns as new
discoveries are made and mines are
brought into production. Whole new
areas of the world, including the South

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996, CONTINUED

Pacific (Malaysia, Indonesia and the Philippines), South America (Chile, Peru and Brazil), and East and West Africa (Kenya, Tanzania and Ghana), are in the very early stages of exploration, discovery and production. As discoveries are made, and again when production commences, valuations tend to be enhanced, sometimes significantly. The stocks that should do well are those companies that show strong growth in production and reserves. These companies generally have the management experience as well as the geological and financial resources to continue building shareholder value well into the future. We also anticipate that they may insulate the Fund somewhat from fluctuations in the price of gold. We appreciate your support of Dean Witter Precious Metals and Minerals Trust and look forward to continuing to serve your investment objectives.
Very truly yours,
        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             COMMON STOCKS (88.9%)
             AUSTRALIA (13.7%)
             GOLD
   400,000   Acacia Resources Limited*............  $      753,508
   165,000   Great Central Mines..................         500,188
   400,000   Menzies Gold NL*.....................         189,960
   160,000   Plutonic Resources Ltd...............         759,840
                                                    --------------
                                                         2,203,496
                                                    --------------
             GOLD MINING
   400,000   Delta Gold*..........................         759,840
    15,000   Lihir Gold Ltd. (ADR)*...............         528,750
   325,949   Mount Edon Gold Mines Ltd.*..........         420,522
   240,000   Newcrest Mining Ltd..................         828,226
   328,293   Normandy Poseidon Ltd................         446,932
   500,000   Placer Pacific Ltd...................         569,880
   431,303   Ross Mining N.L......................         426,720
   105,000   Sons of Gwalia Ltd...................         677,326
   650,000   St. Barbara Mines Ltd.*..............         370,422
   125,375   Western Mining Corp. Holdings Ltd....         786,928
                                                    --------------
                                                         5,815,546
                                                    --------------
             METALS & MINING
   200,000   Pasminco Ltd.........................         310,268
                                                    --------------
             TOTAL AUSTRALIA......................       8,329,310
                                                    --------------
             CANADA (40.0%)
             GOLD
   120,000   Bema Gold Corporation*...............         722,027
     5,000   Bro-X Minerals Ltd.*.................          14,575
   125,000   Geomaque Explorations Ltd.*..........         312,991
    50,000   Kazakhstan Minerals Corp.*...........         337,500
    40,000   Nevsun Resources Ltd.*...............         304,956
    15,000   Southwestern Gold Corp.*.............         249,458
   120,000   Triton Mining Corp.*.................         417,072
   200,000   Vengold Inc.*........................         261,604
    65,000   Viceroy Resource Corp.*..............         318,223
   350,000   William Resources, Inc.*.............         423,798
                                                    --------------
                                                         3,362,204
                                                    --------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------

             GOLD MINING
   100,000   Agnico-Eagle Mines Ltd...............  $    1,400,000
   100,000   Barrick Gold Corp....................       2,612,500
    50,000   Bre-X Minerals Ltd.*.................         837,133
   130,000   Cambior, Inc.........................       1,818,536
   170,200   Dayton Mining Corp.*.................       1,088,639
   100,000   Echo Bay Mines Ltd...................         781,250
    75,000   Eldorado Corporation Ltd.*...........         482,099
   110,000   Goldcorp, Inc.*......................       1,018,613
    46,600   Golden Knight Resources, Inc.*.......         267,950
   100,000   Indomin Resources Ltd.*..............         362,508
   150,000   Kinross Gold Corp.*..................       1,086,012
    95,000   Miramar Mining Corp.*................         468,644
   100,000   Pegasus Gold, Inc.*..................       1,000,000
   100,000   Placer Dome, Inc.....................       2,400,000
   125,000   Prime Resources Group, Inc...........         920,287
   120,000   Royal Oak Mines, Inc.*...............         450,000
    55,000   Teck Corp. (B Shares)................       1,161,336
   200,000   TVX Gold, Inc.*......................       1,500,000
                                                    --------------
                                                        19,655,507
                                                    --------------
             METALS & MINING
    30,000   Aber Resources Ltd*..................         468,645
    65,000   Greenstone Resources Ltd.*...........         825,921
                                                    --------------
                                                         1,294,566
                                                    --------------

             TOTAL CANADA.........................      24,312,277
                                                    --------------

             PERU (0.6%)
             GOLD
    20,000   Compania de Minas Buenaventura S.A.
             (ADR)*...............................         335,000
                                                    --------------

             UNITED KINGDOM (3.4%)
             GOLD MINING
    86,537   Ashanti Goldfields Ltd...............       1,449,495
    16,537   AGSM Preference Share................          53,580
                                                    --------------
                                                         1,503,075
                                                    --------------
             METALS & MINING
    10,000   RTZ Corp. PLC (ADR)..................         647,500
                                                    --------------

             TOTAL UNITED KINGDOM.................       2,150,575
                                                    --------------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996, CONTINUED

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             UNITED STATES (31.2%)
             GOLD
    25,000   Crown Resource Corp.*................  $      146,875
   130,000   Meridian Gold Inc.*..................         568,750
                                                    --------------
                                                           715,625
                                                    --------------
             GOLD MINING
   100,000   Amax Gold, Inc.*.....................         550,000
    59,200   Battle Mountain Gold Co..............         453,547
   170,000   Battle Mountain Gold Co. (Class A)...       1,296,250
   125,000   Canyon Resources Corp.*..............         320,312
    70,000   Freeport-McMoran Copper & Gold, Inc.
             (Class A)............................       2,030,000
    65,000   Getchell Gold Corp.*.................       2,892,500
    75,000   Golden Star Resources Ltd.*..........       1,396,875
   100,000   Homestake Mining Co..................       1,425,000
    25,000   Newmont Gold Co......................       1,153,125
    50,000   Newmont Mining Corp..................       2,312,500
   100,000   Santa Fe Pacific Gold Corp...........       1,187,500
                                                    --------------
                                                        15,017,609
                                                    --------------
             PLATINUM & PALLADIUM
    50,000   Stillwater Mining Co.*...............         825,000
                                                    --------------
             SILVER
    90,000   Coeur D'Alene Mines Corp.............       1,316,250
   195,000   Hecla Mining Co.*....................       1,096,875
                                                    --------------
                                                         2,413,125
                                                    --------------
             TOTAL UNITED STATES..................      18,971,359
                                                    --------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $52,949,509)........      54,098,521
                                                    --------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
------------------------------------------------------------------

             U.S. GOVERNMENT OBLIGATIONS (5.5%)
 $   1,000   U.S. Treasury Bond 6.25%
             due 08/15/23.........................  $      939,330
       900   U.S. Treasury Note 7.50%
             due 05/15/02.........................         957,843
       825   U.S. Treasury Note 7.875%
             due 11/15/99.........................         869,195
       500   U.S. Treasury Note 8.75%
             due 08/15/00.........................         545,835
                                                    --------------

             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (IDENTIFIED COST $3,127,641).........       3,312,203
                                                    --------------

             SHORT-TERM INVESTMENTS (a) (7.2%)
             U.S. GOVERNMENT AGENCY
     4,400   Federal Home Loan Mortgage Corp.
             5.17% to 5.53% due 11/01/96 to
             11/06/96 (Amortized Cost
             $4,398,564)..........................       4,398,564
                                                    --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $60,475,714)
(B)..........................      101.6%   61,809,288

LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS.............       (1.6)     (968,046)
                                   -----   -----------

NET ASSETS...................      100.0%  $60,841,242
                                   -----   -----------
                                   -----   -----------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes is $62,057,491; the aggregate gross unrealized appreciation is $5,348,396 and the aggregate gross unrealized depreciation is $5,596,599, resulting in a net unrealized depreciation of $248,203.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
Investments in securities, at value
  (identified cost $60,475,714).............................  $61,809,288
Cash........................................................       50,963
Receivable for:
    Shares of beneficial interest sold......................      185,730
    Interest................................................       83,715
    Dividends...............................................       34,065
Prepaid expenses............................................       23,502
                                                              -----------
     TOTAL ASSETS...........................................   62,187,263
                                                              -----------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............    1,175,185
    Plan of distribution fee................................       52,622
    Investment management fee...............................       42,097
Accrued expenses and other payables.........................       76,117
                                                              -----------
     TOTAL LIABILITIES......................................    1,346,021
                                                              -----------
NET ASSETS:
Paid-in-capital.............................................   56,573,350
Net unrealized appreciation.................................    1,333,584
Accumulated net investment loss.............................     (567,810)
Accumulated undistributed net realized gain.................    3,502,118
                                                              -----------
     NET ASSETS.............................................  $60,841,242
                                                              -----------
                                                              -----------
NET ASSET VALUE PER SHARE,
  5,460,908 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                   $11.14
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

NET INVESTMENT INCOME:
INCOME
Dividends (net of $37,068 foreign withholding tax)..........  $  473,856
Interest....................................................     459,717
                                                              ----------
     TOTAL INCOME...........................................     933,573
                                                              ----------
EXPENSES
Plan of distribution fee....................................     654,543
Investment management fee...................................     523,635
Transfer agent fees and expenses............................      95,140
Professional fees...........................................      55,762
Shareholder reports and notices.............................      48,118
Registration fees...........................................      47,526
Custodian fees..............................................      34,337
Trustees' fees and expenses.................................      21,271
Other.......................................................       5,678
                                                              ----------
     TOTAL EXPENSES.........................................   1,486,010
                                                              ----------
     NET INVESTMENT LOSS....................................    (552,437)
                                                              ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain (loss) on:
    Investments.............................................   3,867,377
    Foreign exchange transactions...........................      (6,284)
                                                              ----------
     NET GAIN...............................................   3,861,093
Net change in unrealized depreciation on investments........   4,900,602
                                                              ----------
     NET GAIN...............................................   8,761,695
                                                              ----------
NET INCREASE................................................  $8,209,258
                                                              ----------
                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 1996   OCTOBER 31, 1995
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss.........................................    $  (552,437)       $   (451,320)
Net realized gain...........................................      3,861,093           1,085,550
Net change in unrealized appreciation/depreciation..........      4,900,602          (9,565,932)
                                                              ----------------   ----------------
     NET INCREASE (DECREASE)................................      8,209,258          (8,931,702)
Distributions from net realized gain........................     (1,036,713)         (1,383,398)
Net decrease from transactions in shares of beneficial
  interest..................................................     (1,779,587)         (7,680,413)
                                                              ----------------   ----------------
     NET INCREASE (DECREASE)................................      5,392,958         (17,995,513)
NET ASSETS:
Beginning of period.........................................     55,448,284          73,443,797
                                                              ----------------   ----------------
     END OF PERIOD
    (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF $567,810
    AND $30,895, RESPECTIVELY)..............................    $60,841,242        $ 55,448,284
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES
Dean Witter Precious Metals and Minerals Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund will attempt to achieve its investment objective by investing principally in the securities of foreign and domestic companies engaged in the exploration, mining, fabrication, processing, distribution or trading of precious metals and minerals or in companies engaged in financing, managing, controlling or operating companies engaged in these activities and also by investing a portion of its assets in gold, silver, platinum and palladium bullion and coins. The Fund was organized as a Massachusetts business trust on December 28, 1989 and commenced operations on August 6, 1990.
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.
C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.
D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.
E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.
F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
2. INVESTMENT MANAGEMENT AGREEMENT
Pursuant to an Investment Management Agreement, the Fund pays Dean Witter InterCapital (the "Investment Manager") a management fee, accrued daily and payable monthly, by applying the annual rate of 0.80% to the net assets of the Fund determined as of the close of each business day.
Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.
3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.
Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $3,103,792 at October 31, 1996.
Provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.
The Distributor has informed the Fund that for the year ended October 31, 1996, it received approximately $163,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.
4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 aggregated $27,676,555 and $31,659,682, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $1,449,688 and $1,556,563, respectively.
For the year ended October 31, 1996, the Fund incurred brokerage commissions of $30,640 with DWR for portfolio transactions executed on behalf of the Fund.
Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $11,000.

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                        OCTOBER 31, 1996              OCTOBER 31, 1995
                                                                   ---------------------------   ---------------------------
                                                                      SHARES         AMOUNT         SHARES         AMOUNT
                                                                   ------------   ------------   ------------   ------------
Sold.............................................................    11,549,105   $136,343,744     10,016,172   $104,853,425
Reinvestment of distributions....................................        90,619        963,279        130,623      1,296,062
                                                                   ------------   ------------   ------------   ------------
                                                                     11,639,724    137,307,023     10,146,795    106,149,487
Repurchased......................................................   (11,855,110)  (139,086,610)   (10,882,589)  (113,829,900)
                                                                   ------------   ------------   ------------   ------------
Net decrease.....................................................      (215,386)  $ (1,779,587)      (735,794)  $ (7,680,413)
                                                                   ------------   ------------   ------------   ------------
                                                                   ------------   ------------   ------------   ------------

6. FEDERAL INCOME TAX STATUS
As of October 31, 1996, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies.
To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1996, paid-in-capital was charged $93,512, accumulated undistributed net realized gain was credited $77,990 and accumulated net investment loss was credited $15,522.
7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.
At October 31, 1996, there were no outstanding forward contracts.
Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                     FOR THE PERIOD
                                                                                                       AUGUST 6,
                                                                                                         1990*
                                                 FOR THE YEAR ENDED OCTOBER 31                          THROUGH
                               ------------------------------------------------------------------     OCTOBER 31,
                                 1996       1995       1994       1993       1992        1991             1990
-------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period....................... $   9.77   $  11.45   $  10.80   $   7.87   $   8.59   $   8.57       $     10.00
                               ---------  ---------  ---------  ---------  ---------     -----            ------

Net investment income
 (loss).......................    (0.10)     (0.08)     (0.06)     (0.04)     (0.05)      0.06              0.05
Net realized and unrealized
 gain (loss)..................     1.66      (1.38)      0.73       2.97      (0.62)      0.03             (1.48)
                               ---------  ---------  ---------  ---------  ---------     -----            ------

Total from investment
 operations...................     1.56      (1.46)      0.67       2.93      (0.67)      0.09             (1.43)
                               ---------  ---------  ---------  ---------  ---------     -----            ------

Less dividends and
 distributions from:
   Net investment income......    --         --         --         --         (0.04)     (0.07)          --
   Net realized gain..........    (0.19)     (0.22)     (0.02)     --         (0.01)     --              --
                               ---------  ---------  ---------  ---------  ---------     -----            ------

Total dividends and
 distributions................    (0.19)     (0.22)     (0.02)     --         (0.05)     (0.07)             0.00
                               ---------  ---------  ---------  ---------  ---------     -----            ------

Net asset value, end of
 period....................... $  11.14   $   9.77   $  11.45   $  10.80   $   7.87   $   8.59       $      8.57
                               ---------  ---------  ---------  ---------  ---------     -----            ------
                               ---------  ---------  ---------  ---------  ---------     -----            ------

TOTAL INVESTMENT RETURN+......    15.93%    (12.78)%     6.18%     37.23%     (7.97)%     1.23%           (14.30)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses......................     2.27%      2.29%      2.28%      2.79%      3.30%      2.18%(4)          1.49%(2)(3)

Net investment income
 (loss).......................    (0.84)%    (0.70)%    (0.87)%    (1.07)%    (0.74)%     0.93%(4)          2.99%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands....................   $60,841    $55,448    $73,444    $45,204    $15,135      $11,246            $5,843

Portfolio turnover rate.......       46%        23%        46%        25%         9%        11%          --

Average commission rate
 paid.........................  $0.0217      --         --         --         --         --              --

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charges. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager (after application of the Fund's expense limitation), the above annualized expense and net investment income ratios would have been 3.50% and 0.98%, respectively.
(4) If the Fund had borne all expenses that were assumed or waived by the Investment Manager (after application of the Fund's expense limitation), the above annualized expense and net investment income ratios would have been 3.50% and (0.39)%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Precious Metals and Minerals Trust (the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the six years in the period then ended and for the period August 6, 1990 (commencement of operations) through October 31, 1990, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 13, 1996

--------------------------------------------------------------------------------
                      1996 FEDERAL TAX NOTICE (UNAUDITED)
       During the year ended October 31, 1996, the Fund paid to shareholders $0.19 per share from long-term capital gains.

DEAN WITTER PRECIOUS METALS
                                GROWTH OF $10,000


          DATE                     TOTAL            S&P      LIPPER IX
     -----------------------------------------------------------------
     August 6, 1990              $10,000        $10,000        $10,000
     October 31, 1990            $ 8,570        $ 9,179        $ 8,663
     October 31, 1991            $ 8,675        $12,251        $ 9,060
     October 31, 1992            $ 7,984        $13,469        $ 7,436
     October 31, 1993            $10,956        $15,476        $11,871
     October 31, 1994            $11,634        $16,072        $13,717
     October 31, 1995            $10,147        $20,313        $11,158
     October 31, 1996            $11,764 (3)    $25,198        $13,251
     -----------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


              1 YEAR             5 YEARS        LIFE OF FUND
         -------------------------------------------------------
            15.93 (1)            6.28 (1)            2.64 (1)

            10.93 (2)            5.96 (2)            2.64 (2)
         -------------------------------------------------------

         -------------------------------------------------------
           _____Fund     _____S&P 500 (4)  _____LIPPER IX (5)
         -------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

----------------------------------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years - 2%, since inception - 0%). See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on October 31, 1996.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Gold-Oriented Funds Index is an equally-weighted performance index of the largest- qualifying funds (based on net assets) in the Lipper Gold-Oriented Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.